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                                                                    EXHIBIT 99.6

WE, FOSTER WHEELER ENERGY LIMITED a company incorporated under the Companies Acts (registered number 00163609) and having our registered office at Shinfield Park, Shinfield, there (hereinafter called "FWEL") HEREBY UNDERTAKE to pay or otherwise discharge the Secured Liabilities (as hereinafter defined) to SABERASU JAPAN INVESTMENTS II B.V., a company incorporated in the Netherlands and having its registered office at Strawinskylaan 3111, 7th Floor, 1077 ZX Amsterdam, the Netherlands ("the Collateral Agent"), as agent and trustee for itself and each of the Beneficiaries as defined in the financing agreement among inter alia FWEL and the Collateral Agent dated on or about the date hereof ("the Financing Agreement"), in accordance with the terms of the Financing Agreement and IN SECURITY of (a) all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever and in any currency) of each Chargor to the Beneficiaries (or any of them) under each or any of the Loan Documents or any other document evidencing or securing any such liabilities; (b) all proper and reasonable banking, legal and other costs, charges and expenses incurred by any Beneficiary in connection with the protection, preservation or enforcement of its respective rights under the Loan Documents or such other document evidencing or securing any such liabilities; and (c) all losses and damages sustained, suffered or incurred by any Beneficiary arising out of or in connection with any act, matter or thing done or omitted to be done by any Chargor under the Security Agreement or any other Loan Document ("the Secured Liabilities") HEREBY GRANT a Standard Security in favour of the Collateral Agent over ALL and WHOLE the subjects known as Foley House, 5 Seaward Place, Glasgow being the subjects registered in the Land Register of Scotland under Title Number GLA118640 TOGETHER WITH by way of security (One) the buildings and other erections on the said subjects hereby secured, (Two) the fixed and/or heritable plant, machinery, fixtures, fittings and others therein and thereon, (Three) the parts, privileges and pertinents thereof, (Four) the whole rights common, mutual and otherwise pertaining thereto, and (Five) our whole right, title and interest, present and future therein and thereto, (hereinafter referred to as "the security subjects"); The Standard Conditions specified in Schedule 3 to the Conveyancing and Feudal Reform (Scotland) Act 1970 and any lawful variation thereof operative for the time being shall apply; And we agree that the Standard Conditions shall be varied to the effect that the whole terms, undertakings, obligations, powers, rights, provisions and others contained in the Financing Agreement shall be incorporated in and shall form part of this Standard Security and shall be held to be repeated herein mutatis mutandis; Declaring (1) capitalised terms defined in the Financing Agreement shall have, unless expressly defined in this Standard Security, the same meaning in this Standard Security (2) that in the event of any conflict between the Standard Conditions and the provisions of the Financing Agreement the provisions of the Financing Agreement shall prevail (3) that FWEL acknowledges and undertakes by its execution hereof, that notwithstanding any rule of law to the contrary, this standard security shall be security for all the obligations secured or intended to be secured hereby both before and after any substitution of the Collateral Agent from time to time or any assignation of the Collateral Agent's interest in this standard security as provided for in the Financing Agreement and FWEL shall execute and deliver to the Collateral Agent such deeds and documents as the Collateral Agent may require to give effect to this provision and (4) that this standard security



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shall be governed and interpreted in all respects in accordance with the laws of
Scotland and FWEL hereby accordingly submits to the jurisdiction of the Scottish Courts but it shall be open to the Collateral Agent to enforce this standard security in the courts of any competent jurisdiction; And FWEL grants warrandice: IN WITNESS WHEREOF these presents typewritten on this and the preceding page are subscribed for and on behalf of the said FOSTER WHEELER
ENERGY LIMITED as follows:-

For Foster Wheeler Energy Limited


/s/ NICHOLAS CHRISTOPHER HOLT               /s/ GEOFFREY JOHN RIMER
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signature of director/secretary/witness     signature of director/secretary

Nicholas Christopher Holt                   Geoffrey John Rimer
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full name of above (print)                  full name of above (print)

N.C. Holt                                   26 January 2004
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                                            Date of signing
Gavin Watson
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King & Spalding International LLP           London
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address of witness                          Place of signing